UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   August 26, 2005

TENNESSEE COMMERCE BANCORP, INC.

Tennessee	000-51281	62-1815881
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

381 Mallory Station Road, Suite 207, Franklin, Tennessee 37067

(Address of Principal Executive Offices and Zip Code)

(615) 599-2274

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                    The Board of Directors of Tennessee Commerce Bancorp, Inc. (the “Registrant”), has appointed George Fort to serve as Chief Financial Officer of the Registrant, effective September 1, 2005.  Mr. Fort will replace Lamar Cox, the current Chief Financial Officer of the Registrant.  The Board of Directors has appointed Mr. Cox the new Chief Adminstrative Officer, effective September 1, 2005.

                    Mr. Fort joined the Tennessee Commerce Bank, the bank subsidiary of the Registrant, in February 2004 as Vice President, Finance.  Prior to joining Tennessee Commerce Bank, he worked as a Consultant in financial services at Fort Associates, LLC from 2001 to 2004.  He also served as Treasurer of Nu-Kote International, Inc., a printing supplies manufacturer and distributor, in 2003. From 2000 to 2001, he was Director of Finance at Performance Food Group, Inc., a food distributor, responsible for credit, financial reporting and operational analysis. From 1996 to 1999, he served as Director, Special Projects at NATCO Group, Inc., an oil and gas manufacturing and service company. At NATCO, Mr. Fort was responsible for managing corporate liquidity, financial and operational reporting and acquisition activity. He received a B.A. from Furman University, an M.B.A. from the University of Texas and holds the Certified Treasury Professional and Certified Management Accountant designations. He is a Certified Public Accountant licensed in Texas and Tennessee.

                    Pursuant to the terms of the employment agreement between Mr. Fort and the Registrant, Mr. Fort will receive annual compensation of $110,000, base salary, and be eligible to participate in an incentive program providing an earning potential equivalent of up to 40% of the salary, with 20% based on individual goals assigned by executive management, and 20% based on corporate performance goals.  Mr. Fort will also receive a payment in the event of a change of control of the Registrant.  Mr. Fort also receives stock options under the Registrant’s stock option plan.

Item 8.01.  Other Events.

                On August 25, 2005, the Registrant issued a Press Release reporting the changes in principal officers described in this Report, a copy of which is filed as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements.  None

(b)           Pro Forma Financial Information.  None

(c)          Exhibits.

                99.1         Press Release issued by Tennessee Commerce Bancorp, Inc. dated August 25, 2005.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2005	TENNESSEE COMMERCE BANCORP, INC.

	By:	/s/ Arthur F. Helf
	Name:	Arthur F. Helf
	Title:	Chairman and Chief Executive Officer